Appendix A
CNG Coal Company

CNG Financial Services, Inc.

CNG Iroquois, Inc.

CNG Kauai, Inc.

CNG Main Pass Gas Gathering Corporation

CNG Market Center Services, Inc.

CNG Oil Gathering Corporation

CNG Pipeline Company

CNG Power Company

CNG Power Services Corporation

CNG Research Company

CNG Technologies, Inc.

Consolidated Natural Gas Company

Consolidated System LNG Company

Cypress Energy, Inc.

DEI Cayman Holding Company

DT Services, Inc.

Dominion Alliance Holding, Inc.

Dominion Appalachian Development, Inc.

Dominion Appalachian Development
Properties, L.L.C.

Dominion Armstrong, Inc.

Dominion Black Warrior Basin, Inc.

Dominion Cleveland Thermal, Inc.

Dominion Cogen NY, Inc.

Dominion Cogen WV, Inc.

Dominion Cogen, Inc.

Dominion Dresden, Inc.


Dominion Elwood II, Inc.

Dominion Elwood III, Inc.

Dominion Elwood Services Company, Inc.

Dominion Elwood, Inc.

Dominion Energy Construction Company

Dominion Energy Direct Sales, Inc.

Dominion Energy Exchange, Inc.

Dominion Energy Marketing, Inc.

Dominion Energy Peru Holdings, Inc.

Dominion Energy Services Company, Inc.

Dominion Energy, Inc.

Dominion Equipment II, Inc.

Dominion Equipment, Inc.

Dominion Exploration & Production, Inc.

Dominion Fairless Hills, Inc.

Dominion Field Services, Inc.

Dominion Gas Processing MI, Inc.

Dominion Generation, Inc.

Dominion Greenbrier, Inc.

Dominion Harrisburg, Inc.

Dominion Kincaid, Inc.

Dominion Member Services, Inc.

Dominion Metering Services, Inc.

Dominion Michigan Production Services, Inc.

Dominion Midwest Energy, Inc.

Dominion North Star Generation, Inc.

Dominion Nuclear Connecticut, Inc.

Dominion Nuclear Holdings, Inc.

Dominion Nuclear Marketing I, Inc.

Dominion Nuclear Marketing II, Inc.

Dominion Nuclear, Inc.

Dominion Pleasants, Inc.

Dominion Products and Services, Inc.

Dominion Reserves - Indiana, Inc.

Dominion Reserves - Utah, Inc.

Dominion Reserves Gulf Coast, Inc.

Dominion Reserves, Inc.

Dominion Resources Services, Inc.

Dominion Resources, Inc.

Dominion Retail, Inc.

Dominion San Juan, Inc.

Dominion Storage, Inc.

Dominion Telecom, Inc.

Dominion Transmission, Inc.

Dominion Troy, Inc.

Evantage, Inc.

Granite Road Cogen, Inc.

Great Lakes Compression, Inc.

Hope Gas, Inc.

Niton US, Inc.

The East Ohio Gas Company

The Peoples Natural Gas Company

VP Property, Inc.

Virginia Electric and Power Company

Virginia Power Energy Marketing, Inc.

Virginia Power Fuel Corporation

Virginia Power Nuclear Services Company

Virginia Power Services Energy Corp., Inc.

Virginia Power Services, Inc.


Attest:   /s/ Patricia  A. Wilkerson

Patricia A. Wilkerson, Authorized Officer


By:  /s/  G.  Scott Hetzer

G. Scott Hetzer, Authorized Officer

Carthage Energy Services, Inc.



Attest:  /s/ Henry C. Riely

Henry C. Riely, Assistant Secretary



By:  /s/ Patricia A. Wilkerson

Patricia A. Wilkerson, Vice President and
Corporate Secretary

CNG International Corporation

DEI U.K., Inc.

Dominion Energy U.K., Inc.


Attest:    /s/ Patricia  A. Wilkerson

Patricia A. Wilkerson, Authorized Officer


By:  /s/ Thomas N. Chewning

Thomas N. Chewning, Authorized Officer

Dominion Capital Financial, Inc.

Dominion Capital Ventures Corporation

Dominion Capital, Inc.

Louisiana Hydroelectric Capital Corporation

Marine Optical, Inc.

Mortgage Finance, Inc.

NH Capital, Inc.

OptaCor Financial Services Company

Rincon Securities, Inc.

Saxon Asset Securities Company

Virginia Financial Ventures, Inc.



Attest:   /s/ Patricia  A. Wilkerson

Patricia A. Wilkerson, Authorized Officer

By:  /s/ Charles E. Coudriet

Charles E. Coudriet, Authorized Officer

Dominion First Source, Inc.

First Source Equity Holdings, Inc.

Saxon Bofa Facility, Inc.

Saxon CSR Facility, Inc.

Saxon Capital, Inc.

Saxon Merrill Facility, Inc.

Saxon Mortgage Loan Warehouse
Corporation


Attest:   /s/ Henry C. Riely

Henry C. Riely, Authorized Officer

By:  /s/ Charles E. Coudriet

Charles E. Coudriet, Authorized Officer

America's MoneyLine, Inc.

Saxon Loan Investment Corporation

Saxon Mortgage, Inc.


Attest: /s/ Henry C. Riely

Henry C. Riely, Authorized Officer

By:  /s/ Robert G.  Partlow

Robert G. Partlow, Authorized Officer

First Source Financial, Inc.
Attest:  /s/ Patricia D. Menge

Patricia D. Menge, Vice President and
Treasurer

By:  /s/ Edward A. Szarkowicz

Edward A. Szarkowicz, Senior Vice President,
General Counsel and Secretary

Meritech Mortgage Services, Inc.


Attest:  /s/ Richard D.  Shephard

Richard D. Shepherd, Vice President, General
Counsel and Assistant Secretary

By:  /s/ Robert G. Partlow

Robert G. Partlow, Senior Vice President,
Chief Financial Officer and Treasurer

Bridgeway Management Company

Chesterfield Land, Inc.

Dominion Land Management Company

Dominion Land Management Company -
Williamsburg

Dominion Lands - Williamsburg, Inc.

Dominion Lands, Inc.

H-W Properties, Inc.

Old North State Management Company

Shoulders Hill/DCI Properties, Inc.

Stanton Associates, Inc.

Waterford Harbor Realty, Inc.

Waterford Management Company

Williams Court/DCI Properties


Attest: /s/ Henry C. Riely

Henry C. Riely, Authorized Officer

By:  /s/ Jerry L. Moore

Jerry L. Moore, Authorized Officer

Dominion Venture Investments, Inc.


Attest: /s/ Henry C. Riely

Henry C. Riely, Authorized Officer

By:  /s/ Charles E.  Coudriet

Charles E. Coudriet, Authorized Officer

Hogan Stanton, Inc.



Attest: /s/ Mark P. Mikuta

Mark P. Mikuta, Authorized Officer

By:   /s/ Jerry L. Moore

Jerry L. Moore, Authorized Officer

Edgen, Inc.

Goodman Segar Hogan, Inc.

Vidalia Audit, Inc.


Attest:  /s/ Henry C. Riely

Henry C. Riely, Authorized Officer

By:  /s/ Mark P. Mikuta

Mark P. Mikuta, Authorized Officer

Goodman Segar Hogan of Orlando, Inc.

Goodman Segar Hogan of World Trade
Center, Inc.

Hogan Stanton Investment, Inc.

Hogan Stanton Properties, Inc.


Attest:  /s/ Matthew N.  Birdsall

Matthew N. Birdsall, Authorized Officer

By: /s/ Mark P. Mikuta

Mark P. Mikuta, Authorized Officer

Dominion Elwood Marketing, Inc.


Attest: /s/ Patricia A. Wilkerson

Patricia A. Wilkerson, Authorized Officer

By: /s/ John Shaw

John Shaw, Authorized Officer